[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MASSACHUSETTS
                              INVESTORS GROWTH
                              STOCK FUND

                              ANNUAL REPORT o NOVEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment- grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard & Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended November 30, 2000, Class A shares of the fund provided a total return of 4.03%, Class B shares 3.34%, Class C shares 3.32%, and Class I shares 4.39%. These returns, which include the reinvestment of any distributions and capital gains but exclude the effects of any sales charges, compare to a -4.22% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -5.59%.

Q.  WHAT HELPED THE FUND'S PERFORMANCE DURING THE COURSE OF THE YEAR?

A. A consistent investment approach. Our overall strategy remained the same: We continued to pursue a fundamental, research-driven, bottom-up, valuation-sensitive approach to stock picking because we firmly believe that earnings drive stock prices over the long term. That said, we made some significant tactical moves because the market shifted dramatically as the year progressed.

    In late 1999 and early 2000, ardent speculation drove the technology sector to astronomical gains. During that timeframe, the fund was positioned to take advantage of technology stocks that met our valuation and business fundamentals parameters. However, as the Federal Reserve Board (the Fed) continued to ratchet up short-term interest rates in order to slow growth and head off inflation, we became concerned about corporate profitability in the technology sector. Accordingly, we cut back the fund's technology exposure and redeployed the proceeds into investments in relatively defensive areas where we felt earnings growth would be less economically sensitive.

    That decision proved to be a good one, as a slew of earnings disappointments battered technology stocks and left investors seeking out steadier, albeit less explosive earnings growth stories.

Q. WHAT WERE SOME OF THE AREAS THAT YOU FAVORED IN THE LATTER PART OF THE FISCAL YEAR?

A. Financial services was one. This sector bounced back well when the Fed shifted gears midyear and stopped raising interest rates because data emerged indicating the economy was slowing. Looking more closely within the sector, an improved pricing environment helped propel the performance of commercial lines insurers, such as American International Group (AIG). We also took advantage of a political controversy that depressed the share price of the Federal Home Loan Mortgage Corporation (Freddie Mac), which our research indicated was a high quality, stable growth financial services company.

    Pharmaceutical firms such as American Home Products and Pfizer, in our opinion, also offered solid growth prospects despite a weakening economic environment. We thought these stocks had become particularly attractive, after having been beaten down during the technology run-up.

    While the retail sector generally reeled from reduced consumer spending, defensive characteristics and positive comparable store sales helped food and drug retailers, such as the fund's investments in Safeway, Kroger, and CVS.

    Finally, business services firms -- especially transaction processors such as BISYS -- continued to profit from the move by many companies to outsource some basic functions in order to lower costs and maintain their focus on main lines of business. In an uncertain market environment, investors believed that these companies' businesses should remain steady and could even grow if the economy weakens.

Q. DOES YOUR RECENT MOVE AWAY FROM TECHNOLOGY MEAN THAT THE SECTOR WILL NO LONGER BE AN INTEGRAL PART OF THE FUND?

A. No. In fact, we redeployed some of our assets into smaller-capitalization technology companies that we felt offered more compelling valuations. We remain very optimistic about the technology sector over the long term, believing that it could offer significant investment opportunities. We think demand for technology products and services has continued to grow. Our job at this point is to try to decipher which pockets of the sector will thrive, building positions among our top choices and shunning those areas that we feel may disappoint. We've been avoiding semiconductor and electronics stocks because they have suffered from weaker cyclical demand. At the same time, we've stuck by some of our software company investments such as Rational Software, which provides tools that enable companies to more quickly and easily develop and test e-business, e-infrastructure, and e-device software. We also held onto Microsoft, based on our conviction that the Windows 2000 upgrade among corporate customers will cause revenue growth to accelerate next year, which could be a powerful catalyst for the stock.

Q. WHICH STOCKS PROVIDED THE BEST PERFORMANCE FOR THE FUND DURING THE COURSE OF THE YEAR, AND WHICH PROVED TO BE DISAPPOINTMENTS?

A. Some of the technology investments that the fund held earlier in the year provided the best performance for the fund. This group included some of the semiconductor and electronics companies that were sold out of the fund before they fell out of the market's favor, including LSI Logic. In addition, the investments mentioned previously in the financial services, pharmaceutical, retail, and business services sectors helped performance through the second part of the fiscal year.

    On the negative side, the most disappointing sector for the fund -- and among the weakest pockets of the market -- was telecommunications. Companies like Sprint PCS, Vodafone, and Metromedia Fiber suffered as the sector fell out of favor. Even though these companies delivered growth, it wasn't sufficient to offset extremely negative sentiment in this area of the market.

Q.  WHAT IS YOUR OUTLOOK AS WE ENTER 2001?

A. It's always difficult, if not impossible, to predict the future of the economy and the markets. Therefore, we don't intend to predicate our investment approach on any great macroeconomic vision. Rather, we will stick to our fundamental approach. The key at this juncture is to sift through the near-term noise in order to focus on longer-term fundamentals. During this difficult market, we've maintained our investment discipline, aiming to discover attractive companies selling at reasonable prices. In this kind of market, we think the best way to win is often by not losing. We believe that investing in companies that offer the brightest growth prospects and reasonable valuations is the key to long-term investment success. We'll continue to use our fundamental research to try to create a diversified portfolio that we believe offers strong opportunity for growth.

/s/ Thomas D. Barrett                    /s/ Stephen Pesek
    Thomas D. Barrett                        Stephen Pesek
    Portfolio Manager                        Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

   THOMAS D. BARRETT, CFA, IS VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS INVESTMENT MANAGEMENT(R). HE MANAGES THE LARGE-CAPITALIZATION GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. PRIOR TO JOINING MFS IN 1996, TOM SPENT TWO YEARS AS AN ASSISTANT VICE PRESIDENT AND EQUITY RESEARCH ANALYST WITH THE BOSTON COMPANY. FROM 1988 TO 1992 HE WAS A DIRECTOR OF FINANCE -- TAX PRACTICE FOR ARTHUR ANDERSON & COMPANY. HE BEGAN HIS CAREER AT MFS AS A RESEARCH ANALYST AND BECAME PORTFOLIO MANAGER IN APRIL 2000. A CHARTERED FINANCIAL ANALYST, TOM HOLDS A MASTER OF MANAGEMENT DEGREE FROM NORTHWESTERN UNIVERSITY'S KELLOGG SCHOOL AND A BACHELOR OF ARTS FROM THE UNIVERSITY OF CALIFORNIA, LOS ANGELES. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH.

   STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND OTHER LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS. STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST (CFA).

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                             RATHER THAN CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JANUARY 1, 1935

  CLASS INCEPTION:           CLASS A  JANUARY 1, 1935
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  NOVEMBER 3, 1997
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $16.6 BILLION NET ASSETS AS OF NOVEMBER 30, 2000

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2000)

                     Massachusetts Investors
                        Growth Stock Fund            Standard & Poor's
                            - Class A               500 Composite Index
    "11/90"                  $ 9,425                      $10,000
    "11/92"                   15,364                       14,257
    "11/94"                   16,557                       15,861
    "11/96"                   27,259                       27,779
    "11/98"                   50,736                       44,147
    "11/00"                   69,283                       51,120

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A

                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                  +4.03%   +77.85%  +214.85%   +635.10%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            +4.03%   +21.16%  + 25.78%   + 22.08%
-------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            -1.95%   +18.79%  + 24.30%   + 21.36%
-------------------------------------------------------------------------------

CLASS B

                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                  +3.34%   +74.33%  +203.68%   +596.36%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            +3.34%   +20.35%  + 24.88%   + 21.42%
-------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            -0.46%   +19.66%  + 24.71%   + 21.42%
-------------------------------------------------------------------------------

CLASS C

                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                  +3.32%   +74.29%  +208.50%   +620.27%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            +3.32%   +20.34%  + 25.27%   + 21.83%
-------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            +2.37%   +20.34%  + 25.27%   + 21.83%
-------------------------------------------------------------------------------

CLASS I

                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                  +4.39%   +79.76%  +218.88%   +644.51%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                            +4.39%   +21.59%  + 26.10%   + 22.23%
-------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                            +4.39%   +21.59%  + 26.10%   + 22.23%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Average large-cap growth fund+            -5.59%   +16.84%  + 17.95%   + 17.29%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#    -4.22%   +12.71%  + 18.67%   + 17.72%
-------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditons of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

                  TECHNOLOGY                         25.8%
                  HEALTH CARE                        17.2%
                  FINANCIAL SERVICES                 14.0%
                  UTILITIES & COMMUNICATIONS         10.3%
                  RETAILING                           9.6%

TOP 10 STOCK HOLDINGS

CISCO SYSTEMS, INC.  3.8%                      MICROSOFT CORP.  2.6%
Computer network developer                     Computer software systems company

TYCO INTERNATIONAL LTD.  3.1%                  SAFEWAY, INC.  2.5%
Security systems, packaging, and               Grocery store chain
electronic-equipment conglomerate
                                               GENERAL ELECTRIC CO. 2.5%
AMERICAN INTERNATIONAL GROUP, INC.  2.9%       Diversified manufacturing and
A leading provider of property/casualty        financial services conglomerate
and specialty insurance
                                               AMERICAN HOME PRODUCTS CO.  2.2%
FREDDIE MAC  2.7%                              Pharmaceutical and home products
U.S. government-chartered mortgage             company
banker
                                               PFIZER, INC.  2.0%
CVS CORP.  2.7%                                Pharmaceutical products company
Drug store chain


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2000

Stocks - 93.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                       VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.1%
  Aerospace - 2.1%
    Boeing Co.                                                     1,455,300             $   100,506,656
    General Dynamics Corp.                                         2,026,560                 154,525,200
    Honeywell International, Inc.                                  1,116,600                  54,434,250
    United Technologies Corp.                                        472,400                  33,451,825
                                                                                         ---------------
                                                                                         $   342,917,931
--------------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Harley-Davidson, Inc.                                            674,700             $    30,656,681
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.4%
    PNC Financial Services Group                                     636,100             $    42,300,650
    Providian Financial Corp.                                         80,667                   7,260,030
    Washington Mutual, Inc.                                          254,500                  11,563,844
                                                                                         ---------------
                                                                                         $    61,124,524
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.9%
    Abbott Laboratories, Inc.                                      3,399,459             $   187,182,711
    Genentech, Inc.*                                                  91,600                   6,234,525
    Pharmacia Corp.                                                4,888,879                 298,221,619
                                                                                         ---------------
                                                                                         $   491,638,855
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    International Business Machines Corp.                          1,493,090             $   139,603,915
    Sun Microsystems, Inc.*                                        1,556,552                 118,395,236
    Texas Instruments, Inc.                                        1,368,300                  51,054,694
                                                                                         ---------------
                                                                                         $   309,053,845
--------------------------------------------------------------------------------------------------------
  Business Services - 4.4%
    Amgen, Inc.*                                                     833,900             $    53,056,887
    Automatic Data Processing, Inc.                                3,722,600                 245,691,600
    BEA Systems, Inc.*                                             1,511,700                  88,528,931
    BISYS Group, Inc.*                                               472,300                  20,308,900
    Computer Sciences Corp.*                                       3,424,100                 233,480,819
    VeriSign, Inc.*                                                  998,461                  86,554,088
    WebMD Corp.*                                                     220,100                   1,650,750
                                                                                         ---------------
                                                                                         $   729,271,975
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    Sprint Corp. (PCS Group)*                                      7,225,800             $   163,935,338
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                                          2,471,000             $    53,126,500
    Dell Computer Corp.*                                           3,766,600                  72,507,050
                                                                                         ---------------
                                                                                         $   125,633,550
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Intuit, Inc.*                                                    140,700             $     6,410,644
    Microsoft Corp.*                                               7,067,910                 405,521,336
                                                                                         ---------------
                                                                                         $   411,931,980
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    Art Technology Group, Inc.*                                      525,420             $    15,072,986
    CacheFlow, Inc.*                                                  75,500                   3,067,188
    CheckFree Corp.*                                                 187,700                   9,807,325
    EMC Corp.*                                                     3,173,400                 236,021,625
    Internet Security Systems, Inc.*                                 172,677                  12,756,513
                                                                                         ---------------
                                                                                         $   276,725,637
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.3%
    Brocade Communications Systems, Inc.*                            136,100             $    22,856,294
    Comverse Technology, Inc.*                                       844,500                  72,785,344
    E.piphany, Inc.*                                                 747,362                  29,310,603
    Extreme Networks, Inc.*                                        1,130,200                  58,064,025
    I2 Technologies, Inc.*                                            26,200                   2,528,300
    Oracle Corp.*                                                  6,499,018                 172,223,977
    Rational Software Corp.*                                       5,308,308                 167,211,702
    VERITAS Software Corp.*                                        1,882,332                 183,645,016
                                                                                         ---------------
                                                                                         $   708,625,261
--------------------------------------------------------------------------------------------------------
  Conglomerates - 2.9%
    Tyco International Ltd.                                        9,269,251             $   488,952,990
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Avery Dennison Corp.                                             471,400             $    25,927,000
    Philip Morris Cos., Inc.                                       3,929,400                 150,053,963
                                                                                         ---------------
                                                                                         $   175,980,963
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    General Electric Co.                                           7,819,100             $   387,534,144
    QLogic Corp.*                                                    715,100                  57,878,406
                                                                                         ---------------
                                                                                         $   445,412,550
--------------------------------------------------------------------------------------------------------
  Electronics - 3.4%
    Analog Devices, Inc.*                                            843,900             $    41,878,538
    Applied Micro Circuits Corp.*                                    969,400                  46,955,312
    Flextronics International Ltd.*                                7,194,238                 180,305,590
    Intel Corp.                                                    3,341,700                 127,193,456
    Micron Technology, Inc.*                                       2,665,500                  83,963,250
    SCI Systems, Inc.*                                             2,096,600                  56,215,087
    Solectron Corp.*                                                 503,530                  14,098,840
    Tektronix, Inc.*                                                 382,600                   9,062,838
    Triquint Semiconductor, Inc.*                                    116,400                   3,848,475
                                                                                         ---------------
                                                                                         $   563,521,386
--------------------------------------------------------------------------------------------------------
  Energy - 0.6%
    Devon Energy Corp.                                               736,300             $    36,262,775
    Dynegy, Inc.                                                   1,363,966                  60,355,496
                                                                                         ---------------
                                                                                         $    96,618,271
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.7%
    Gemstar-TV Guide International, Inc.*                            326,400             $    13,280,400
    Univision Communications, Inc., "A"*                             178,400                   6,244,000
    USA Networks, Inc.*                                              406,393                   6,832,482
    Viacom, Inc., "B"*                                             4,964,807                 253,825,758
                                                                                         ---------------
                                                                                         $   280,182,640
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.5%
    Associates First Capital Corp., "A"                            5,341,800             $   188,632,313
    Citigroup, Inc.                                                1,889,766                  94,133,969
    Freddie Mac                                                    7,073,500                 427,504,656
    Merrill Lynch & Co., Inc.                                      2,588,600                 149,815,225
    Morgan Stanley Dean Witter & Co.                                  54,712                   3,467,373
    State Street Corp.                                               448,600                  57,869,400
                                                                                         ---------------
                                                                                         $   921,422,936
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    AXA Financial, Inc.                                            3,595,100             $   202,449,069
    John Hancock Financial Services, Inc.                            239,200                   7,534,800
                                                                                         ---------------
                                                                                         $   209,983,869
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.1%
    Anheuser-Busch Cos., Inc.                                      2,690,026             $   127,608,108
    Coca-Cola Co.                                                    921,305                  57,696,726
    PepsiCo., Inc.                                                 2,487,500                 112,870,312
    Quaker Oats Co.                                                  610,100                  53,040,569
                                                                                         ---------------
                                                                                         $   351,215,715
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.2%
    Community Health Care*                                           609,260             $    18,011,249
    HCA Healthcare Co.*                                            4,357,500                 180,563,906
                                                                                         ---------------
                                                                                         $   198,575,155
--------------------------------------------------------------------------------------------------------
  Insurance - 6.5%
    AFLAC, Inc.                                                    2,904,087             $   204,375,123
    American General Corp.                                           735,000                  55,079,062
    American International Group, Inc.                             4,584,891                 444,447,871
    CIGNA Corp.                                                    1,090,700                 143,699,725
    Hartford Financial Services Group, Inc.                        1,728,161                 122,267,391
    MetLife, Inc.*                                                 1,363,500                  40,393,687
    Nationwide Financial Services, Inc., "A"                         260,300                  10,688,569
    UnumProvident Corp.                                            2,023,500                  54,634,500
                                                                                         ---------------
                                                                                         $ 1,075,585,928
--------------------------------------------------------------------------------------------------------
  Internet - 0.3%
    CNET Networks, Inc.*                                           2,024,900             $    43,282,238
    XO Communications, Inc.*                                         355,544                   5,288,717
                                                                                         ---------------
                                                                                         $    48,570,955
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.9%
    Allergan, Inc.                                                   535,200             $    49,673,250
    Alza Corp.*                                                    3,175,200                 140,899,500
    American Home Products Corp.                                   5,800,300                 348,743,037
    Bristol-Myers Squibb Co.                                       1,370,500                  94,992,781
    Eli Lilly & Co.                                                  271,700                  25,454,894
    Pfizer, Inc.                                                   7,137,010                 316,258,756
                                                                                         ---------------
                                                                                         $   976,022,218
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.4%
    Applera Corp. - Applied Biosystems Group                       1,984,309             $   163,953,531
    Cardinal Health, Inc.                                          2,547,600                 254,600,775
    Ciphergen Biosystems, Inc.*                                       86,670                     953,370
    IMS Health, Inc.                                               3,456,900                  96,793,200
    Invitrogen Corp.*                                                267,400                  19,269,513
    Medtronic, Inc.                                                3,685,900                 196,274,175
                                                                                         ---------------
                                                                                         $   731,844,564
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.5%
    Baker Hughes, Inc.                                             3,217,000             $   106,362,062
    Global Marine, Inc.*                                           3,355,800                  73,617,863
    Noble Drilling Corp.*                                          2,493,200                  71,835,325
                                                                                         ---------------
                                                                                         $   251,815,250
--------------------------------------------------------------------------------------------------------
  Oils - 3.0%
    Coastal Corp.                                                  3,188,800             $   233,579,600
    Exxon Mobil Corp.                                              2,034,500                 179,036,000
    Santa Fe International Corp.                                     242,000                   5,974,375
    Transocean Sedco Forex, Inc.                                   1,903,300                  75,894,087
                                                                                         ---------------
                                                                                         $   494,484,062
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Watson Pharmaceuticals, Inc.*                                  1,908,000             $    87,768,000
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Starwood Hotels & Resorts Co.                                  1,148,400             $    36,748,800
--------------------------------------------------------------------------------------------------------
  Retail - 5.4%
    Costco Wholesale Corp.*                                        2,460,200             $    80,264,025
    CVS Corp.                                                      7,404,300                 421,119,562
    Gap, Inc.                                                      4,015,000                 100,124,063
    RadioShack Corp.                                               2,193,500                 102,820,312
    TJX Cos., Inc.                                                 2,016,800                  51,680,500
    Wal-Mart Stores, Inc.                                          2,873,600                 149,966,000
                                                                                         ---------------
                                                                                         $   905,974,462
--------------------------------------------------------------------------------------------------------
  Supermarkets - 3.5%
    Kroger Co.*                                                    7,224,400             $   191,446,600
    Safeway, Inc.*                                                 6,660,500                 392,553,219
                                                                                         ---------------
                                                                                         $   583,999,819
--------------------------------------------------------------------------------------------------------
  Telecommunications - 9.8%
    Amdocs Ltd.*                                                      24,500             $     1,326,063
    American Tower Corp., "A"*                                     6,469,378                 194,890,012
    AT&T Corp., "A"*                                                 475,297                   6,446,216
    Cabletron Systems, Inc.*                                         373,510                   5,882,782
    Charter Communications, Inc.*                                    276,040                   5,451,790
    CIENA Corp.*                                                   1,163,700                  88,368,469
    Cisco Systems, Inc.*                                          12,350,900                 591,299,337
    Corning, Inc.                                                  2,117,504                 123,873,984
    Cox Communications, Inc.*                                        136,800                   5,446,350
    EchoStar Communications Corp.*                                 4,650,030                 135,722,751
    Emulex Corp.*                                                    496,300                  57,694,875
    Juniper Networks, Inc.*                                          253,700                  31,617,362
    Metromedia Fiber Network, Inc., "A"*                           3,541,600                  41,392,450
    NTL, Inc.*                                                       753,700                  20,538,325
    Powerwave Technologies, Inc.*                                    163,000                   8,017,562
    Qwest Communications International, Inc.*                      5,626,000                 212,381,500
    SBC Communications, Inc.                                       1,133,300                  62,260,669
    Scientific-Atlanta, Inc.                                          99,400                   4,013,275
    Time Warner Telecom, Inc.*                                       811,200                  38,836,200
    UnitedGlobalCom, Inc.*                                           271,900                   4,112,488
                                                                                         ---------------
                                                                                         $ 1,639,572,460
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.5%
    Comcast Corp., "A"*                                            2,201,586             $    84,623,462
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.1%
    AES Corp.*                                                     5,375,507             $   278,854,426
    Calpine Corp.*                                                 1,842,600                  65,412,300
    NiSource, Inc.                                                   424,700                  10,909,481
                                                                                         ---------------
                                                                                         $   355,176,207
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $14,655,568,239
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.6%
  Bermuda - 0.2%
    Global Crossing Ltd. (Telecommunications)*                     3,264,700             $    40,400,663
--------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Nortel Networks Corp. (Telecommunications)                     4,319,020             $   163,043,005
--------------------------------------------------------------------------------------------------------
  China - 0.3%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*            6,607,000             $    35,915,895
    China Mobile (Hong Kong) Ltd., ADR (Telecommunications)*         316,000                   8,374,000
                                                                                         ---------------
                                                                                         $    44,289,895
--------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                          4,076,700             $   174,278,925
--------------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                        1,118,794             $   114,816,234
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Royal Dutch Petroleum Co. (Oils)                               2,480,500             $   148,603,191
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    Diageo PLC (Food and Beverage Products)*                       5,576,900             $    58,009,333
    HSBC Holdings PLC (Banks and Credit Cos.)*                     4,088,386                  53,971,134
    Vodafone Group PLC (Telecommunications)*                      38,289,743                 131,263,418
                                                                                         ---------------
                                                                                         $   243,243,885
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $   928,675,798
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $14,245,707,496)                                          $15,584,244,037
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 12/01/00                   $    3,629             $     3,629,000
    Associates Corp. of North America, due 12/01/00                    5,656                   5,656,000
    Bank Montreal Quebec, due 12/01/00                                30,713                  30,713,000
    Bank of America, due 12/01/00                                     35,108                  35,108,000
    Campbell Soup Co., due 12/01/00                                    1,003                   1,003,000
    Chase Nassau Time Deposit, due 12/01/00                           36,084                  36,084,000
    Dow Chemical Co., due 12/01/00 - 12/04/00                         44,575                  44,551,291
    Federal Home Loan Bank, due 12/20/00                              18,132                  18,070,563
    Federal Home Loan Mortgage, due 12/01/00                           6,131                   6,131,000
    Ford Motor Credit Corp., due 12/04/00 - 12/06/00                 110,000                 109,936,625
    Gannett, Inc., due 1/04/01                                        16,465                  16,362,990
    General Electric Capital Corp., due 12/01/00                      71,682                  71,682,000
    Gillette Co., due 12/01/00                                        16,175                  16,175,000
    Glaxo PLC, due 12/01/00                                              828                     828,000
    Morgan (J.P.) & Co., Inc., due 12/01/00 - 12/13/00                28,074                  28,028,784
    Morgan Stanley Dean Witter & Co., due 12/01/00 - 1/10/01         103,254                 102,520,666
    Petrpbras International Fnc, due 12/04/00                         28,987                  28,971,178
    Pitney Bowes Credit Corp., due 12/01/00 - 12/12/00                42,398                  42,315,269
    Prudential Funding Corp., due 12/01/00                             2,039                   2,039,000
    Salomon Smith Barney Holdings, Inc., due 1/09/01                  16,888                  16,767,251
    UBS Finance, Inc., due 12/01/00                                  192,990                 192,990,000
    Wal-Mart Stores, Inc., due 12/18/00                               40,000                  39,877,411
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   849,440,028
--------------------------------------------------------------------------------------------------------

Repurchase Agreement
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                     VALUE
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 11/30/00, due 12/01/00, total
      to be received $2,807,508 (secured by various
      U.S. Treasury obligations), at Cost                         $    2,807             $     2,807,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,097,954,524)                                     $16,436,491,065

Other Assets, Less Liabilities - 1.2%                                                        204,339,017
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $16,640,830,082
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $15,097,954,524)      $16,436,491,065
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       772,638,544
  Cash                                                                   40,168
  Foreign currency, at value (identified cost, $33,011)                  32,750
  Receivable for fund shares sold                                    90,444,367
  Receivable for investments sold                                   735,541,378
  Dividends and interest receivable                                   7,139,646
  Other assets                                                           35,182
                                                                ---------------
      Total assets                                              $18,042,363,100
                                                                ---------------
Liabilities:
  Payable for fund shares reacquired                            $    36,897,482
  Payable for investments purchased                                 590,320,227
  Collateral for securities loaned, at value                        772,638,544
  Payable to affiliates -
    Management fee                                                      152,763
    Shareholder servicing agent fee                                      46,183
    Distribution and service fee                                        291,214
  Accrued expenses and other liabilities                              1,186,605
                                                                ---------------
      Total liabilities                                         $ 1,401,533,018
                                                                ---------------
Net assets                                                      $16,640,830,082
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $15,362,091,728
  Unrealized appreciation on investments and translation
    of asset and liabilities in foreign currencies                1,338,436,433
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (59,526,743)
  Accumulated net investment loss                                      (171,336)
                                                                ---------------
      Total                                                     $16,640,830,082
                                                                ===============
Shares of beneficial interest outstanding                         926,040,313
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $9,242,927,085 / 500,410,443 shares of
     beneficial interest outstanding)                               $18.47
                                                                    ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                     $19.60
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,488,344,470 / 315,943,496 shares of
     beneficial interest outstanding)                               $17.37
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,757,043,102 / 101,479,041 shares of
     beneficial interest outstanding)                               $17.31
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $152,515,425 / 8,207,333 shares of
     beneficial interest outstanding)                               $18.58
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    65,576,576
    Interest                                                         49,800,649
    Foreign taxes withheld                                             (977,824)
                                                                ---------------
      Total investment income                                   $   114,399,401
                                                                ---------------
  Expenses -
    Management fee                                              $    53,726,707
    Trustees' compensation                                              119,772
    Shareholder servicing agent fee                                  16,292,586
    Distribution and service fee (Class A)                           32,529,001
    Distribution and service fee (Class B)                           52,802,159
    Distribution and service fee (Class C)                           15,759,815
    Administrative fee                                                  504,448
    Custodian fee                                                     2,911,471
    Printing                                                            344,432
    Postage                                                           1,055,127
    Auditing fees                                                        35,996
    Legal fees                                                           30,558
    Miscellaneous                                                     8,466,408
                                                                ---------------
      Total expenses                                            $   184,578,480
    Fees paid indirectly                                             (2,154,888)
                                                                ---------------
      Net expenses                                              $   182,423,592
                                                                ---------------
        Net investment loss                                     $   (68,024,191)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $   641,140,626
    Foreign currency transactions                                    (4,428,126)
                                                                ---------------
      Net realized gain on investments and foreign currency
        transactions                                            $   636,712,500
                                                                ---------------
  Change in unrealized depreciation -
    Investments                                                 $  (725,762,616)
    Translation of assets and liabilities in foreign currencies        (140,557)
                                                                ---------------
        Net unrealized loss on investments and foreign currency
          translation                                           $  (725,903,173)
                                                                ---------------
          Net realized and unrealized loss on investments and
            foreign currency                                    $   (89,190,673)
                                                                ---------------
            Decrease in net assets from operations              $  (157,214,864)
                                                                ===============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               2000                          1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (68,024,191)              $   (25,545,741)
  Net realized gain on investments and foreign
    currency transactions                                      636,712,500                 1,033,471,495
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (725,903,173)                1,118,703,102
                                                           ---------------               ---------------
    Increase (decrease) in net assets from operations      $  (157,214,864)              $ 2,126,628,856
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $      --                     $      (708,642)
  From net investment income (Class I)                            --                            (101,112)
  From net realized gain on investments and foreign
    currency transactions (Class A)                           (588,811,032)                 (286,212,079)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (311,509,283)                 (102,582,982)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (84,523,845)                  (21,354,752)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (8,203,833)                   (4,699,676)
  In excess of net investment income (Class A)                    --                            (441,814)
  In excess of net investment income (Class I)                    --                             (63,039)
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $  (993,047,993)              $  (416,164,096)
                                                           ---------------               ---------------
Net increase in net assets from fund share
  transactions                                             $ 6,320,426,449               $ 5,119,071,485
                                                           ---------------               ---------------
      Total increase in net assets                         $ 5,170,163,592               $ 6,829,536,245
Net assets:
  At beginning of period                                    11,470,666,490                 4,641,130,245
                                                           ---------------               ---------------
  At end of period (including accumulated net
    investment loss of $171,336 and $2,634,905,
      respectively)                                        $16,640,830,082               $11,470,666,490
                                                           ===============               ===============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $19.29           $16.06         $14.68         $13.44         $12.51
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)                           $(0.03)          $(0.01)        $ 0.02         $ 0.01         $(0.01)
  Net realized and unrealized gain on investments
    and foreign currency                                   0.83###          4.63           3.63           4.33           2.55
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.80           $ 4.62         $ 3.65         $ 4.34         $ 2.54
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $ --             $(0.00)*       $(0.01)        $ --           $ --
  In excess of net investment income                       --              (0.00)*         --             --             --
  From net realized gain on investments and foreign
    currency transactions                                 (1.62)           (1.39)         (2.26)         (3.10)         (1.61)
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(1.62)          $(1.39)        $(2.27)        $(3.10)        $(1.61)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $18.47           $19.29         $16.06         $14.68         $13.44
                                                         ======           ======         ======         ======         ======
Total return(+)                                            4.03%           31.27%         30.24%         42.91%         23.87%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.85%            0.87%          0.79%          0.71%          0.72%
  Net investment income (loss)                            (0.15)%          (0.08)%         0.15%          0.05%         (0.05)%
Portfolio turnover                                          261%             174%            62%            93%           107%
Net assets at end of period (000,000 Omitted)            $9,243           $6,802         $3,283         $1,773         $1,341

  * Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $18.28           $15.37         $14.23         $13.12         $12.26
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                    $(0.16)          $(0.12)        $(0.07)        $(0.09)        $(0.11)
  Net realized and unrealized gain on investments
    and foreign currency                                   0.80###          4.42           3.47           4.21           2.51
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $ 0.64           $ 4.30         $ 3.40         $ 4.12         $ 2.40
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                  $(1.55)          $(1.39)        $(2.26)        $(3.01)        $(1.54)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $17.37           $18.28         $15.37         $14.23         $13.12
                                                         ======           ======         ======         ======         ======
Total return                                               3.34%           30.47%         29.29%         41.77%         22.87%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.50%            1.52%          1.48%          1.50%          1.61%
  Net investment loss                                     (0.80)%          (0.74)%        (0.54)%        (0.74)%        (0.94)%
Portfolio turnover                                          261%             174%            62%            93%           107%
Net assets at end of period (000,000 Omitted)            $5,488           $3,608         $1,081            $93            $25

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,                      PERIOD ENDED
                                                          -------------------------------------------           NOVEMBER 30,
                                                              2000              1999             1998                  1997*
----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $18.23            $15.33           $14.23                 $13.98
                                                            ------            ------           ------                 ------
Income from investment operations# -
  Net investment loss                                       $(0.16)           $(0.12)          $(0.07)                $(0.01)
  Net realized and unrealized gain on investments and
    foreign currency                                          0.79###           4.41             3.46                   0.26
                                                            ------            ------           ------                 ------
      Total from investment operations                      $ 0.63            $ 4.29           $ 3.39                 $ 0.25
                                                            ------            ------           ------                 ------
Less distributions declared to shareholders -
  From net investment income                                $ --              $ --             $(0.03)                $ --
  From net realized gain on investments and foreign
    currency transactions                                    (1.55)            (1.39)           (2.26)                  --
                                                            ------            ------           ------                 ------
      Total distributions declared to shareholders          $(1.55)           $(1.39)          $(2.29)                $ --
                                                            ------            ------           ------                 ------
Net asset value - end of period                             $17.31            $18.23           $15.33                 $14.23
                                                            ======            ======           ======                 ======
Total return                                                  3.32%            30.49%           29.27%                  1.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.50%             1.52%            1.48%                  1.54%+
  Net investment loss                                        (0.80)%           (0.74)%          (0.54)%                (0.91)%+
Portfolio turnover                                             261%              174%              62%                    93%
Net assets at end of period (000 Omitted)               $1,757,043          $965,054         $223,256                   $383

  * For the period from the inception of Class C shares, November 3, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,                      PERIOD ENDED
                                                        ---------------------------------------------           NOVEMBER 30,
                                                              2000              1999             1998                  1997*
----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $19.38            $16.10           $14.71                $  9.86
                                                            ------            ------           ------                -------
Income from investment operations# -
  Net investment income                                     $ 0.04            $ 0.05           $ 0.07                $  0.03
  Net realized and unrealized gain on investments and
    foreign currency                                          0.83###           4.67             3.61                   4.82
                                                            ------            ------           ------                -------
      Total from investment operations                      $ 0.87            $ 4.72           $ 3.68                $  4.85
                                                            ------            ------           ------                -------
Less distributions declared to shareholders -
  From net investment income                                $ --              $(0.03)          $(0.03)               $  --
  In excess of net investment income                          --               (0.02)            --                     --
  From net realized gain on investments and foreign
    currency transactions                                    (1.67)            (1.39)           (2.26)                  --
                                                            ------            ------           ------                -------
      Total distributions declared to shareholders          $(1.67)           $(1.44)          $(2.29)               $  --
                                                            ------            ------           ------                -------
Net asset value - end of period                             $18.58            $19.38           $16.10                 $14.71
                                                            ======            ======           ======                 ======
Total return                                                  4.39%            31.90%           30.56%                 49.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.50%             0.52%            0.49%                  0.49%+
  Net investment income                                       0.20%             0.28%            0.45%                  0.22%+
Portfolio turnover                                             261%              174%              62%                    93%
Net assets at end of period (000 Omitted)                 $152,515           $95,539          $54,406                $12,482

  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $745,408,306. These loans were collateralized by cash of $772,638,544, which was invested in the following short-term obligation:

                                                                       AMORTIZED
                                                                        COST AND
                                                     SHARES                VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    772,638,544         $772,638,544

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $429,210 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,725,678 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 2000, $70,487,760 and $468,476,324, was reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated net realized loss on investments and foreign currency transactions, due to equalization calculations and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $38,202 for the year ended November 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,434,800 for the year ended November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,885,150 for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $98,956 and $18,393 for Class B and Class C shares, respectively, for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2000, were $84,195, $6,647,623, and $420,186 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES              SALES
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)  $45,215,295,244    $40,466,578,380
                                              ---------------    ---------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $16,720,157,929
                                                              ---------------
Gross unrealized appreciation                                 $   570,365,505
Gross unrealized depreciation                                    (854,032,369)
                                                              ---------------
    Net unrealized depreciation                               $  (283,666,864)
                                                              ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ---------------------------------       ---------------------------------
                                        SHARES                AMOUNT             SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                        914,262,653       $19,097,900,207        450,240,892      $ 7,750,377,097
Shares issued to shareholders in
  reinvestment of distributions     24,115,298           453,858,992         13,626,740          204,171,579
Shares reacquired                 (790,515,196)      (16,555,597,543)      (315,772,333)      (5,509,243,454)
                                  ------------       ---------------       ------------      ---------------
    Net increase                   147,862,755       $ 2,996,161,656        148,095,299      $ 2,445,305,222
                                  ============       ===============       ============      ===============

Class B shares
                                        YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ---------------------------------       ---------------------------------
                                        SHARES                AMOUNT             SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                        143,978,588       $ 2,835,142,448        143,402,660      $ 2,314,027,813
Shares issued to shareholders in
  reinvestment of distributions     14,884,212           265,096,560          6,060,402           86,547,104
Shares reacquired                  (40,277,674)         (792,001,244)       (22,415,571)        (365,816,542)
                                  ------------       ---------------       ------------      ---------------
    Net increase                   118,585,126       $ 2,308,237,764        127,047,491      $ 2,034,758,375
                                  ============       ===============       ============      ===============

Class C shares
                                        YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ---------------------------------       ---------------------------------
                                        SHARES                AMOUNT             SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                         74,534,859       $ 1,464,954,064         48,836,329      $   786,078,490
Shares issued to shareholders in
  reinvestment of distributions      3,472,045            61,629,568            988,784           14,085,135
Shares reacquired                  (29,465,313)         (578,897,045)       (11,449,264)        (186,635,739)
                                  ------------       ---------------       ------------      ---------------
    Net increase                    48,541,591       $   947,686,587         38,375,849      $   613,527,886
                                  ============       ===============       ============      ===============

Class I shares
                                        YEAR ENDED NOVEMBER 30, 2000            YEAR ENDED NOVEMBER 30, 1999
                                   ---------------------------------       ---------------------------------
                                        SHARES                AMOUNT             SHARES               AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                          7,067,533       $   149,778,891          1,882,532      $    31,864,895
Shares issued to shareholders in
  reinvestment of distributions        358,499             6,764,882            266,753            3,995,963
Shares reacquired                   (4,147,405)          (88,203,331)          (599,517)         (10,380,856)
                                  ------------       ---------------       ------------      ---------------
    Net increase                     3,278,627       $    68,340,442          1,549,768      $    25,480,002
                                  ============       ===============       ============      ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended November 30, 2000, was $122,402. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 4, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $806,907,432 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2000.

   FOR THE YEAR ENDED NOVEMBER 30, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 14.08%.

-------------------------------------------------------------------------------

MASSACHUSETTS INVESTORS
GROWTH STOCK FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   AUDITORS
Administration                                           Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor                   INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                      investment professional or, for an information
Vice President, Director, and Secretary,                 kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                                day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                         message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management             INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                P.O. Box 2281
                                                         Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                    For general information, call toll free:
                                                         1-800-225-2606 any business day from
INVESTMENT ADVISER                                       8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired, call
Boston, MA 02116-3741                                    toll free: 1-800-637-6576 any business day from 9
                                                         a.m. to 5 p.m. Eastern time. (To use this service,
DISTRIBUTOR                                              your phone must be equipped with a
MFS Fund Distributors, Inc.                              Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges, or
                                                         stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                   1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                       touch-tone telephone.

PORTFOLIO MANAGERS                                       WORLD WIDE WEB
Thomas D. Barrett*                                       www.mfs.com
Stephen Pesek*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

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MASSACHUSETTS INVESTORS                                             ------------
GROWTH STOCK FUND                                                     PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                    MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MIG-2  1/01  1MM  13/213/313/813